UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2024

New Peoples Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	000-33411	31-1804543
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

67 Commerce Drive Honaker, Virginia	24260
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 873-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 On February 28, 2024, New Peoples Bankshares, Inc. (the “Company”), the holding company of New Peoples Bank, Inc. (the “Bank”), issued a press release announcing that C. Todd Asbury, the President and Chief Executive Officer of the Company, will step down from his current positions effective March 31, 2024. James W. Kiser, the President and Chief Executive Officer of the Bank, will assume those same duties with the Company on March 31, 2024. Mr. Asbury will become a senior advisor to the Company and the Bank through May 31, 2025, under terms of the modified employment agreement announced August 7, 2023. Mr. Asbury will continue to be a member of the Boards of Directors of the Company and the Bank until the annual meeting of shareholders of the Company in 2025.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01.    Other Events

On February 28, 2024, the Company issued a press release announcing the Board of Directors declared a dividend payment of $0.07 per share of common stock. The dividend will be payable March 29, 2024, to shareholders of record as of March 15, 2024.

In the same February 28, 2024 press release, the Company announced that its Board of Directors authorized the continuation of the repurchase of up to 500,000 shares through March 31, 2025. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference to this Item 8.01.

 Item 9.01.    Financial Statements and Exhibits.

        (d)       Exhibits

Exhibit No	Description
99.1	Press release announcing cash dividend and continuation of share repurchase plan dated February 28, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PEOPLES BANKSHARES, INC.

Date:	February 28, 2024	By:	/s/ Christopher G. Speaks
Christopher G. Speaks
Executive Vice President and Chief Financial Officer